UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 22, 2005
                                                        (August 19, 2005)

                                SEARCHHELP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-97687                 11-3621755
----------------------------   ------------------------    ---------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                    Identification No.)


            1055 Stewart Avenue, Suite 12, Bethpage, New York, 11714 (Address of principal executive offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements under the Private Securities Litigation Reform Act of 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by SearchHelp, Inc. (the "Company"). All readers are encouraged to carefully review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement and Non-Reliance
----------------------------

On August 19, 2005, the Board of Directors and management of the Company concluded that we would need to amend and restate our previously issued financial statements and other financial information for the quarter ended March 31, 2005 and the fiscal year ended December 31, 2004. In light of the restatements, the previously issued financial statements and other financial information contained in our Form 10-QSB for the quarter ended March 31, 2005 and our Form 10-KSB for the fiscal year ended December 31, 2004 should no longer be relied upon.

For the fiscal year ended December 31, 2004, we currently believe that the aggregate impact of the expected restated items is a decrease in charges to operations and a corresponding decrease to additional paid-in-capital. Our total stockholders' equity will not change as a result of these restatements.

Background
----------

We appointed new auditors as of July 14, 2005. In connection with its review of our Form 10-QSB for the period ending June 30, 2005, our new auditors Lazar Levine & Felix, LLP ("LLF"), questioned the basis of our accounting for the reduction in the exercise price for certain warrants issued in connection with the Participation Agreement entered into with Environmental Commercial Technology Corp. As a result of the discussion between the Company, LLF and our audit committee, we have now determined that the above-referenced financial statements should be restated to correct the Company's accounting treatment for the reduction in the exercise price of the warrants which resulted from the Company's failing to register certain securities as at December 31, 2004. Previously the Company charged $138,000 to operations in the fourth quarter of 2004 representing the difference between the original exercise price and the reduced exercise price of the warrants at December 31, 2004. According to Financial Accounting Standards Board EITF No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services," the proper accounting treatment is not to charge operations for the reduction in exercise price. The effect of the restatement is to reduce other costs and the net loss by $138,000 ($0.01 per share) for the year ended December 31, 2004 and cumulative from January 29, 1999 (Inception) to December 31, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 22, 2005

                                    SEARCHHELP, INC.

                                    By:  /s/ William Bozsnyak
                                       ----------------------
                                    Name:    William Bozsnyak
                                    Title:   Chief Executive Officer